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                                                                    EXHIBIT 16.1



United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Ladies and Gentlemen:


We have read Item 4 of the Current Report on Form 8-K of Hollywood Partners.com, Inc. dated February 5, 2001 and agree with the statements made therein insofar as they relate to our firm.


                                            /s/ BDO Seidman, LLP
                                            ------------------------------
                                            BDO Seidman, LLP



Los Angeles, California
February 12, 2001